Prospectus supplement dated August 3, 2018
to the following prospectus(es):
Waddell & Reed Accumulation VUL - NLAIC, Waddell & Reed Protection VUL - NLAIC, Waddell & Reed Accumulation VUL - New York, Waddell & Reed Protection VUL - New York, Waddell & Reed Advisors Select Plus Annuity, Waddell & Reed Advisors Select Preferred, Waddell & Reed Advisors Select Preferred (2.0), Waddell & Reed Advisors Select Preferred NY (2.0) dated May 1, 2018
Waddell & Reed Advisors Select Reserve Annuity dated May 1, 2016
Waddell & Reed Advisors Select Income Annuity dated May 1, 2014
Waddell & Reed Advisors Survivorship Life dated May 1, 2009
Waddell & Reed Advisors Select Annuity, Waddell & Reed Advisors Select Life, Waddell & Reed Advisors Select Life II dated May 1, 2008
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
The Board of Trustees (the "Board") of Ivy Variable Insurance Portfolios approved an Agreement and Plan of Reorganization (the "Reorganization") between Ivy VIP Micro Cap Growth (the "Target Portfolio") and Ivy VIP Small Cap Growth (the "Acquiring Portfolio"). The Board’s approval of the Reorganization is subject to further approval by the Target Portfolio shareholders.
A shareholder meeting for the Target Portfolio will be held on or about November 1, 2018.
If the Reorganization is approved by the Target Portfolio shareholders, the Reorganization is expected to close in the fourth quarter of 2018.
As a result of the Reorganization, the following will occur to the contract/policy:
1.	Effective on or about October 24, 2018, the Target Portfolio will no longer be available to new shareholders.
2.	Effective on or about the closing date of the Reorganization, substantially all of the assets of the Target Portfolio will be transferred to the Acquiring Portfolio in exchange for shares of the Acquiring Portfolio.
3.	Effective as of the closing date of the Reorganization, all references in the prospectus to the Ivy VIP Micro Cap Growth are deleted and replaced with the Ivy VIP Small Cap Growth.
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